Exhibit 99.1

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Company Highlights • Global accessory leader • Globally recognized brand portfolio • High margin business • Fossil brand strength • Growing and profitable retail segment • Solid operating results and cash flow

DESIGN & EXECUTION Core Strengths

World Class Design

World Class Execution

WATCHES Our Model

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WATCHES ACCESSORIES

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JEWELRY WATCHES ACCESSORIES

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FOSSIL DIRECT JEWELRY WATCHES ACCESSORIES

Financial Projections 2012 69.2M 68.8M Shares Outstanding $3.82 $1.13 Diluted E.P.S. 10.5% 6.4% NI Margin 22.5% 264 78 Net Income 16.9% 10.2% OI Margin 23.0% 425 123 Operating Income 54.2% 50.2% GP Margin 14.3% 1,360 609 Gross Profit 12.9% 2,510 1,214 Net Sales CAGR 2012 2006 ($ in millions except share data)

3 Major Opportunities • Fossil Brand • Fossil Direct • International Platform

Brand Repositioning

2006 2012 $ 614 Million $ 1.4 Billion Fossil Sales

• Direct distribution for core businesses • Strong financial metrics • Excellent use of capital • Global footprint – early mover advantage • Accelerates global brand communication Fossil Direct Stores – Web - Catalog

2002 2003 2004 2005 2006 Accessory Apparel Outlet Fossil Direct Stores Growth by Concept 104 119 136 171 198 Total Doors

Global Stores 700 2012 246 2007

• Strong 4 wall metrics • High ROI • Positive Comps • Scalable Fossil Direct Accessory Stores Non-Watch 42% Watch 58%

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Northpark, Dallas

Hollywood, California

Citrus Park, Florida

Berlin, Germany

Leipzig, Germany

Birmingham, UK

Wolfsburg, Germany

Linz, Austria

Venetian, Macau

Heeren, Singapore

+700 Million Impressions +1.8 Million Visitors / Month +1.0 Million Opt-In Email Addresses WWW.FOSSIL.COM

CATALOGS 2006: 4.6 Million Circulation 2007: 7.0 Million Circulation 700K Name House File

Global Presence Fossil offices Regional distribution locations

Financial Summary

2002 2003 2004 2005 2006 US Wholesale Intl Wholesale Direct Net Sales Growth ($ in Millions) $1,043 $1,214 $957 $781 $663 17.4 15.7 18.0 20.7 5 Year 19.4 19.1 19.4 22.2 10 Year 2006 2005 2004 2003 CAGR % Increase 27.6 20.0 38.5 25.3 Direct 20.1 6.2 26.9 34.4 Intl Wholesale 7.5 7.9 13.2 3.0 US Wholesale 2006 2005 2004 2003 Historical Growth Net Sales 17.8% 22.5% 16.4% 9.0%

$334 $398 $503 $535 $609 2002 2003 2004 2005 2006 $95 $106 $131 $109 $123 2002 2003 2004 2005 2006 Historical Growth Gross Profit and Operating Income Gross Profit ($ in Millions) Operating Income ($ in Millions) 50.2 51.3 52.5 51.0 50.4 2006 2005 2004 2003 2002 Gross Profit Margin % 2006 2005 2004 2003 2002 10.2 10.4 13.7 13.5 14.3 Operating Margin % 2006 2005 2004 2003 2002 12.6 14.0 14.3 14.1 15.6 Return on Invested Capital (ROIC) %

Current Performance Year-To-Date Net Sales ($ in Millions) 17.8% Gross Profit ($ in Millions) Op Income ($ in Millions) 20.9% $1.67 FY ’07 Guidance $1.00 Q3 YTD ‘07 $0.62 Q3 YTD ‘06 Diluted E.P.S. 57.4% 10.7% 8.1% Operating Income 50.9% 49.6% Gross Profit Q3 YTD ‘07 Q3 YTD ’06 Margin 2006 $823.1 2007 $969.8 2006 $66.1 2007 $104.1 2006 $408.1 2007 $493.6

Current Performance Diluted E.P.S – Proforma $1.12 $0.12 - $1.00 2007 $0.57 Adjusted Diluted E.P.S - • Option review costs <$0.05> - • Q1 ’06 Additional week Proforma Adjustments: $0.62 Year-to-date through Q3 2006

24 24 $0.64 45 708 12 266 203 185 YTD Q3 2007 40 24 $0.4 30 560 55 270 169 69 YTD Q3 2006 51 32 $2.16 148 602 11 228 155 140 2006 53 Capital expenditures 27 Depreciation and amortization expense $0.48 Cash flow / share 35 Cash flow from operations 526 Stockholders’ equity 9 Short-term debt 241 Inventories - net 141 Accounts receivable - net 65 Cash and cash equivalents 2005 ($ in millions, except for per share data) Current Performance Selected Financial Information

THANKS For Stopping By!

AUTHENTIC

FOSSIL®

GENUINE


FOSSIL

Company Highlights

- Global accessory leader
- Globally recognized brand portfolio
- High margin business
- Fossil brand strength
- Growing and profitable retail segment
- Solid operating results and cash flow

Core Strengths

DESIGN & EXECUTION

World Class Design



Creative
Authentic
PASSIONATE
Creative

World Class Execution



Our Model


WATCHES


What Vintage are you?
FOSSIL
AUTHENTIC
FOSSIL

What Vintage are you?
FOSSIL
AUTHENTIC
FOSSIL


Relic
YOUR STYLE FOUND


BUILT
FOR
ADVENTURE
1882
ZODIAC


MICHELE
WOMEN
MEN
STRAPS
SEARCH
NEW STYLES
FOR THE DECO COLLECTION
SHOP THE COLLECTION


EMPORIO ARMANI


EMPORIO ARMANI

adidas

MARC JACOBS

BURBERRY

DKNY
DONNA KARAN NEW YORK

DIESEL

MICHAEL
MICHAEL KORS


WATCHES
ACCESSORIES


AUTHENTIC
FOSSIL
what Vintage are you?


TRAVEL
in STYLE
AUTHENTIC
FOSSIL
what Vintage are you?


AUTHENTIC
FOSSIL
what Vintage are you?


JEWELRY
WATCHES
ACCESSORIES









AUTHENTIC
FOSSIL








FOSSIL DIRECT
JEWELRY
WATCHES
ACCESSORIES

Financial Projections

2012

($ in millions except share data)	2006	2012	CAGR
Net Sales	1,214	2,510	12.9%
Gross Profit	609	1,360	14.3%
GP Margin	*50.2%*	*54.2%*	
Operating Income	123	425	23.0%
OI Margin	*10.2%*	*16.9%*	
Net Income	78	264	22.5%
NI Margin	*6.4%*	*10.5%*	
Diluted E.P.S.	$1.13	$3.82	
Shares Outstanding	*68.8M*	*69.2M*	

3 Major Opportunities


Creative
PASSIONATE
Authentic

- Fossil Brand
- Fossil Direct
- International Platform

Brand Repositioning


FOSSIL
Fossil
genuine leather
FOSSIL

What Vintage are you?

FOSSIL

Fossil Sales



$ 1.4 Billion
$ 614 Million
2006
2012

Fossil Direct
Stores – Web - Catalog



FOSSIL

- Direct distribution for core businesses
- Strong financial metrics
- Excellent use of capital
- Global footprint – early mover advantage
- Accelerates global brand communication

Fossil Direct

Stores Growth by Concept


Total Doors
104
119
136
171
198
2002
2003
2004
2005
2006
Accessory
Apparel
Outlet

Global Stores



246
700
2007
2012

Fossil Direct

Accessory Stores




Non-Watch
42%
Watch
58%

- Strong 4 wall metrics
- High ROI
- Positive Comps
- Scalable


FOSSIL
FOSSIL
FOSSIL
FOSSIL










FOSSIL

Northpark, Dallas


FOSSIL
FOSSIL

Hollywood, California


FOSSIL

Citrus Park, Florida


FOSSIL
FOSSIL
Berlin, Germany


FOSSIL

Leipzig, Germany


FOSSIL
Birmingham, UK


FOSSIL

Wolfsburg, Germany


FOSSIL
FOSSIL
Linz, Austria


FOSSIL
FOSSIL

Venetian, Macau


FOSSIL

Heeren, Singapore


FOSSIL
MEN
WOMEN
CART

WWW.FOSSIL.COM

+700 Million Impressions

+1.8 Million Visitors / Month

+1.0 Million Opt-In Email Addresses


Fossil
spring 2007
Fossil
Summer 2007
FOSSIL

CATALOGS

2006:
4.6 Million Circulation

2007:
7.0 Million Circulation

700K Name House File

Global Presence



Fossil offices
Regional distribution locations

Financial Summary

Historical Growth

Net Sales



Net Sales Growth ($ in Millions)
$663
$781
$957
$1,043
$1,214
17.8%
22.5%
9.0%
16.4%
2002
2003
2004
2005
2006
US Wholesale
Intl Wholesale
Direct

CAGR

	2003	2004	2005	2006
10 Year	22.2	19.4	19.1	19.4
5 Year	20.7	18.0	15.7	17.4

% Increase

	2003	2004	2005	2006
US Wholesale	3.0	13.2	7.9	7.5
Intl Wholesale	34.4	26.9	6.2	20.1
Direct	25.3	38.5	20.0	27.6

Historical Growth

Gross Profit and Operating Income


Gross Profit
($ in Millions)
$334
$398
$503
$535
$609
2002
2003
2004
2005
2006


Operating Income
($ in Millions)
$95
$106
$131
$109
$123
2002
2003
2004
2005
2006

Gross Profit Margin %

2002	2003	2004	2005	2006
50.4	51.0	52.5	51.3	50.2

Operating Margin %

2002	2003	2004	2005	2006
14.3	13.5	13.7	10.4	10.2

Return on Invested Capital (ROIC) %

2002	2003	2004	2005	2006
15.6	14.1	14.3	14.0	12.6

Current Performance

Year-To-Date

Net Sales
($ in Millions)



$823.1
17.8%
$969.8
2006
2007

Gross Profit
($ in Millions)



$408.1
20.9%
$493.6
2006
2007

Op Income
($ in Millions)



$66.1
57.4%
$104.1
2006
2007

Diluted E.P.S.	
Q3 YTD '06	$0.62
Q3 YTD '07	$1.00
FY '07 Guidance	$1.67

Margin	Q3 YTD '06	Q3 YTD '07
Gross Profit	49.6%	50.9%
Operating Income	8.1%	10.7%

Current Performance

Diluted E.P.S – Proforma

	2007	2006
Year-to-date through Q3	$1.00	$0.62
Proforma Adjustments:		
• Q1 '06 Additional week	-	<$0.05>
• Option review costs	$0.12	-
Adjusted Diluted E.P.S	$1.12	$0.57

FOSSIL

Current Performance

Selected Financial Information

($ in millions, except for per share data)	YTD Q3 2007	YTD Q3 2006	2006	2005
Cash and cash equivalents	185	69	140	65
Accounts receivable - net	203	169	155	141
Inventories - net	266	270	228	241
Short-term debt	12	55	11	9
Stockholders' equity	708	560	602	526
Cash flow from operations	45	30	148	35
Cash flow / share	$0.64	$0.4	$2.16	$0.48
Depreciation and amortization expense	24	24	32	27
Capital expenditures	24	40	51	53

THANKS

For Stopping By!